SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 4, 2001
                Date of Report (Date of earliest event reported)


                            THE TESSERACT GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                       1-11111                41-1581297
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


         4515 E. Muirwood Drive
            Phoenix, Arizona                                       85048
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (480) 940-6300


         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

     As previously disclosed, the TesseracT Group, Inc. and its wholly owned subsidiary, Sunrise Educational Services, Inc. ("Sunrise") filed for reorganization under Chapter 11 of the United States Bankruptcy Code on October 6, 2000. Monthly Operating Reports for April 2001 as filed with the United States Bankruptcy Court for the District of Arizona for The TesseracT Group, Inc. and Sunrise are attached hereto as Exhibits 99.1 and 99.2.

ITEM 7. FINANCIAL STATEMENTS; EXHIBITS.

       Exhibit No.
       -----------

          99.1 Monthly Operating Report of The TesseracT Group, Inc. for April 2001.

          99.2      Monthly Operating Report of Sunrise for April 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE TESSERACT GROUP, INC.

Dated:  June 5, 2001                  By /s/ Douglass E. Snell
                                         ------------------------------------
                                         Douglass E. Snell
                                         Controller

                                    EXHIBITS


  Exhibit No.                           Description
  -----------                           -----------

     99.1           Monthly  Operating Report of The TesseracT  Group,  Inc. for
                    April 2001.

     99.2           Monthly Operating Report of Sunrise for April 2001.